UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 7, 2005
                                                ------------------------------


                   GK INTELLIGENT SYSTEMS, INC.
------------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


         Delaware                 000-22057               76-0513297
------------------------------------------------------------------------------
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


         432 Park Avenue South, 2nd Floor, New York, NY      10016
------------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (646) 437-3614
                                                   ---------------------------


------------------------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01   COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS.

On April 7, 2005, we agreed to purchase all of the outstanding common stock of
White Canyon, Inc. and Channel Access, Inc., both Utah corporations.   It is
our intent that White Canyon and Channel Access will operate as our subsidiaries.

The Purchase Agreement, attached to this current report on Form 8-K as Exhibit 10.1, requires Royce D. Bybee and Stephen Elderkin to deliver to us one hundred percent of the issued and outstanding common stock of White Canyon, Inc. and Channel Access, Inc. We agreed to deliver 1,000,000 shares of restricted Series C Convertible Preferred Stock. Each share of Series C stock shall convert into 800 shares of restricted common stock at the sole option of Royce D. Bybee and Stephen Elderkin, subject to adjustment as described in the Certificate of Designation. Each share of Series C Convertible Preferred Stock is redeemable at $4.00 per share. We agreed to redeem any unconverted shares of Series C Convertible Preferred Stock by September 30, 2005. Additionally, we agreed to deliver 20,000,000 shares of our restricted Common Stock, subject to adjustment for stock splits.

Royce D. Bybee and Stephen Elderkin have the right to rescind the Purchase Agreement if any unconverted shares of Series C Convertible Preferred Stock
are not redeemed by September 30, 2005.   If the Purchase Agreement is
rescinded Royce D. Bybee and Stephen Elderkin will return the shares received as part of the purchase price for the WhiteCanyon and Channel Access stock. Royce D. Bybee and Stephen Elderkin shall retain the 20,000,000 shares of common shares issued in connection with the Purchase Agreement as full liquidated damages.

The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 and incorporated herein by reference.

Item  9.01   Financial Statements and Exhibits.

(c)    Exhibits.

10.1 Purchase Agreement between GK Intelligent Systems, Inc. and Royce D. Bybee and Stephen Elderkin, dated April 7, 2005.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GK Intelligent Systems, Inc.
                               ----------------------------------------------
                                              (Registrant)
Date    April 13, 2005
    ------------------------
                                          /s/ Gary F. Kimmons
                               ----------------------------------------------
                                              (Signature)

                               Print Name: Gary F. Kimmons
                               Title:  President and Chief Executive Officer